Exhibit 99.1

    Buffalo Wild Wings, Inc. Announces Second Quarter 2007 Results

        - Earnings per diluted share increase of 57% to $0.22 -

    MINNEAPOLIS--(BUSINESS WIRE)--July 31, 2007--Buffalo Wild Wings, Inc. (Nasdaq:BWLD), announced today financial results for the second quarter ended July 1, 2007. Highlights for the second quarter versus the same period a year ago were:

    --  Total revenue increased 22.1% to $76.0 million

    --  Company-owned restaurant sales grew 22.7% to $67.5 million

    -- Same-store sales increased 8.1% at company-owned restaurants and 4.0% at franchised restaurants

    --  Earnings per diluted share increased 57% to $0.22 from $0.14

    Sally Smith, President and Chief Executive Officer, commented, "Our second quarter same-store sales were again industry-leading, with an 8.1% increase at company-owned restaurants and a 4.0% increase at franchised restaurants, demonstrating that Buffalo Wild Wings is executing on its brand promise YOU HAVE TO BE HERE(TM). Nearly every line of our statement of earnings for the second quarter showed margin improvement over last year, delivering earnings per diluted share of $0.22, an impressive 57% increase."

    Total revenue, which includes company-owned restaurant sales and franchise royalties and fees, increased 22.1% to $76.0 million in the second quarter compared to $62.3 million in the second quarter of 2006. Company-owned restaurant sales for the quarter increased 22.7% to $67.5 million driven by a company-owned same-store sales increase of 8.1% and 16 more company-owned restaurants in operation at the end of second quarter 2007 relative to the same period in 2006. Franchise royalties and fees increased 17.2% to $8.5 million versus $7.2 million in the prior year. This increase was due to a franchised same-store sales increase of 4.0% and 31 more franchised restaurants at the end of the period versus a year ago.

    Average weekly sales for company-owned restaurants were $36,655 for the second quarter of 2007 compared to $33,660 for the same quarter last year, an 8.9% increase. Franchised restaurants averaged $43,998 for the period versus $42,338 in the second quarter a year ago, a 3.9% increase.

    For the second quarter, earnings per diluted share were $0.22, as compared to second quarter 2006 earnings per diluted share of $0.14.

    2007 Outlook

    Ms. Smith concluded, "We are on track to meet our growth goals for 2007. We enthusiastically look forward to the kick-off of football season. With our guest-focused operations plan, enhanced media program, and the anticipated purchase of our Las Vegas franchised restaurants, along with a busy restaurant opening schedule, the remainder of the year will be exciting."

    Buffalo Wild Wings will be hosting a conference call today, July 31, 2007 at 4:00 p.m. Central Daylight Time to discuss these results. There will be a simultaneous webcast conducted at our website http://www.buffalowildwings.com.

    A replay of the call will be available until August 7, 2007. To access this replay, please dial 1.973.341.3080, password 9046989.

    About the Company

    Buffalo Wild Wings, Inc., founded in 1982 and headquartered in Minneapolis, Minnesota, is a growing owner, operator and franchisor of restaurants featuring a variety of boldly-flavored, made-to-order menu items including Buffalo-style chicken wings spun in one of 14 signature sauces. Buffalo Wild Wings is an inviting neighborhood destination with widespread appeal and is the recipient of dozens of "Best Wings" and "Best Sports Bar" awards from across the country. There are currently over 445 Buffalo Wild Wings locations across 37 states.

    Forward-looking Statements

    Certain statements in this release that are not historical facts, including, without limitation, those relating to our anticipated Las Vegas restaurant acquisition and our expectations to meet our 2007 growth goals, are forward-looking statements that involve risks and uncertainties. Such statements are based upon the current beliefs and expectations of our management. Actual results may vary materially from those contained in forward-looking statements based on a number of factors including, without limitation, the timing, outcome and impact of the Las Vegas acquisition, the actual number of locations opening in the future, the sales at these and our other company-owned and franchised locations, our ability to successfully operate in new markets, the cost of fresh chicken wings, the success of our marketing initiatives, our ability to control restaurant labor and other restaurant operating costs and other factors disclosed from time to time in our filings with the U.S. Securities and Exchange Commission. Investors should take such risks into account when making investment decisions. Shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to update any forward-looking statements.



              BUFFALO WILD WINGS, INC. AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF EARNINGS

    (Dollar amounts in thousands except share and per share data)

                             (unaudited)


                            Three months ended     Six months ended
                          ---------------------- ---------------------
                            July 1,    June 25,   July 1,    June 25,
                             2007        2006       2007       2006
                          ----------- ---------- ---------- ----------
Revenue:
  Restaurant sales        $    67,535     55,036    138,594    112,128
  Franchise royalties and
   fees                         8,464      7,224     17,307     14,393
                          ----------- ---------- ---------- ----------

                Total
                 revenue       75,999     62,260    155,901    126,521
                          ----------- ---------- ---------- ----------

Costs and expenses:
  Restaurant operating
   costs:
       Cost of sales           20,591     17,028     42,649     35,033
       Labor                   21,050     16,562     42,157     33,157
       Operating               10,729      9,236     22,201     18,679
       Occupancy                4,892      4,269      9,610      8,358
  Depreciation                  4,028      3,433      7,920      6,763
  General and
   administrative (1)           8,538      7,441     17,155     14,519
  Preopening                      987      1,034      1,305      1,521
  Loss on equipment
   disposal                       153         44        232        254
                          ----------- ---------- ---------- ----------

            Total costs
             and expenses      70,968     59,047    143,229    118,284
                          ----------- ---------- ---------- ----------

Income from operations          5,031      3,213     12,672      8,237
Interest income                   755        500      1,455        970
                          ----------- ---------- ---------- ----------

Earnings before income
 taxes                          5,786      3,713     14,127      9,207
Income tax expense              1,945      1,281      4,745      3,259
                          ----------- ---------- ---------- ----------

Net earnings              $     3,841      2,432      9,382      5,948
                          =========== ========== ========== ==========

Earnings per common share
 - basic                  $      0.22       0.14       0.54       0.35
Earnings per common share
 - diluted                       0.22       0.14       0.53       0.34
Weighted average shares
 outstanding - basic       17,560,163 17,111,178 17,504,096 17,087,382
Weighted average shares
 outstanding - diluted     17,743,876 17,509,790 17,715,613 17,492,466

--------------------------

(1)   Contains stock-based compensation of $1,065, $683, $2,332, and
 $1,539


    The following table expresses results of operations as a percentage of total revenue for the periods presented, except for restaurant operating costs which are expressed as a percentage of restaurant sales:




                                  Three months ended Six months ended
                                  ------------------ -----------------
                                   July 1,  June 25, July 1,  June 25,
                                    2007      2006     2007     2006
                                  --------- -------- -------- --------
Revenue:
    Restaurant sales                  88.9%    88.4%    88.9%    88.6%
    Franchising royalties and fees    11.1     11.6     11.1     11.4
                                  --------- -------- -------- --------

              Total revenue          100.0    100.0    100.0    100.0
                                  --------- -------- -------- --------

Costs and expenses:
    Restaurant operating costs:
         Cost of sales                30.5     30.9     30.8     31.2
         Labor                        31.2     30.1     30.4     29.6
         Operating                    15.9     16.8     16.0     16.7
         Occupancy                     7.2      7.8      6.9      7.5
    Depreciation                       5.3      5.5      5.1      5.3
    General and administrative        11.2     12.0     11.0     11.5
    Preopening                         1.3      1.7      0.8      1.2
    Loss on equipment disposal         0.2      0.1      0.1      0.2
                                  --------- -------- -------- --------

              Total costs and
               expenses               93.4     94.8     91.9     93.5
                                  --------- -------- -------- --------

Income from operations                 6.6      5.2      8.1      6.5
Interest income                        1.0      0.8      0.9      0.8
                                  --------- -------- -------- --------

Earnings before income taxes           7.6      6.0      9.1      7.3
Income tax expense                     2.6      2.1      3.0      2.6
                                  --------- -------- -------- --------

Net earnings                           5.1      3.9      6.0      4.7
                                  ========= ======== ======== ========




              BUFFALO WILD WINGS, INC. AND SUBSIDIARIES

                     CONSOLIDATED BALANCE SHEETS

                    (Dollar amounts in thousands)
                             (unaudited)

                                               July 1,    December 31,
                                                2007          2006
                                            ------------- ------------
                   Assets
Current assets:
    Cash and cash equivalents               $       6,602       11,756
    Marketable securities                          64,505       52,829
    Accounts receivable - franchisees, net
     of allowance of $25 and $47,
     respectively                                     769          929
    Accounts receivable - other                     5,282        5,212
    Inventory                                       1,952        1,767
    Income tax receivable                           1,529           --
    Prepaid expenses                                1,471        1,052
    Deferred income taxes                           2,132        1,405
                                            ------------- ------------

         Total current assets                      84,242       74,950

Property and equipment, net                        82,464       78,137
Restricted cash                                     7,066        6,007
Other assets                                        1,752        1,720
Goodwill                                              369          369
                                            ------------- ------------

         Total assets                       $     175,893      161,183
                                            ============= ============

    Liabilities and Stockholders' Equity
Current liabilities:
    Unearned franchise fees                 $       2,364        2,347
    Accounts payable                                6,801        5,874
    Income tax payable                                 --          264
    Accrued compensation and benefits               9,846       10,963
    Accrued expenses                                5,219        5,538
    Current portion of deferred lease
     credits                                          276          794

         Total current liabilities                 24,506       25,780

Long-term liabilities:
    Other liabilities                               1,220          478
    Marketing fund payables                         7,066        6,007
    Deferred income taxes                           2,937        3,162
    Deferred lease credits, net of current
     portion                                        9,967        9,540
                                            ------------- ------------

         Total liabilities                         45,696       44,967
                                            ------------- ------------

Commitments and contingencies (note 9)
Stockholders' equity:
    Undesignated stock, 1,000,000 and
     5,600,000 shares authorized,
     respectively                                      --           --
    Common stock, no par value. Authorized
     20,200,000 and 15,600,000 shares,
     respectively, issued and outstanding
     17,889,682 and 17,591,180, respectively       79,629       75,030
    Retained earnings                              50,568       41,186
                                            ------------- ------------

         Total stockholders' equity               130,197      116,216
                                            ------------- ------------

         Total liabilities and stockholders'
          equity                            $     175,893      161,183
                                            ============= ============




              BUFFALO WILD WINGS, INC. AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF CASH FLOWS

                    (Dollar amounts in thousands)

                             (unaudited)


                                                     Six months ended
                                                    ------------------
                                                     July 1,  June 25,
                                                      2007      2006
                                                    --------- --------
Cash flows from operating activities:
  Net earnings                                      $  9,382    5,948
  Adjustments to reconcile net earnings to cash
   provided by operations:
       Depreciation                                    7,920    6,763
       Amortization                                      (43)    (101)
       Loss on equipment disposal                        232      254
       Deferred lease credits                            391      220
       Deferred income taxes                            (952)  (1,742)
       Stock-based compensation                        2,332    1,539
       Excess tax benefit from the exercise of stock
        options                                         (720)    (181)
       Change in operating assets and liabilities:
            Purchase of marketable securities           (210)      --
            Accounts receivable                         (392)    (560)
            Inventory                                   (185)     (42)
            Prepaid expenses                            (419)   1,385
            Other assets                                 (32)     (36)
            Unearned franchise fees                       17      (42)
            Accounts payable                             217    1,992
            Income tax payable                        (1,073)     (18)
            Accrued expenses                           1,176      206
                                                    --------- --------

                Net cash provided by operating
                 activities                           17,641   15,585
                                                    --------- --------

Cash flows from investing activities:
  Acquisition of property and equipment              (11,769) (12,381)
  Purchase of marketable securities                  (93,339) (54,759)
  Proceeds of marketable securities                   81,916   54,108
                                                    --------- --------

                Net cash used in investing
                 activities                          (23,192) (13,032)
                                                    --------- --------

Cash flows from financing activities:
  Issuance of common stock                               860      490
  Tax payments for restricted stock                   (1,183)    (687)
  Excess tax benefit from the exercise of stock
   options                                               720      181
                                                    --------- --------

                Net cash provided by (used in)
                 financing activities                    397      (16)
                                                    --------- --------

                Net increase (decrease) in cash and
                 cash equivalents                     (5,154)   2,537
Cash and cash equivalents at beginning of period      11,756    3,986
                                                    --------- --------

Cash and cash equivalents at end of period          $  6,602    6,523
                                                    ========= ========




BUFFALO WILD WINGS, INC. AND SUBSIDIARIES
Supplemental Information

                           Restaurant Count

Company-owned Restaurants:

                                 Q1        Q2        Q3        Q4
                              --------- --------- --------- ---------
            2007                 140       145
            2006                 124       129       134       139
            2005                 106       110       116       122
            2004                 88        92        97        103
            2003                 73        74        77        84




Franchised Restaurants:

                                 Q1        Q2        Q3        Q4
                              --------- --------- --------- ---------
            2007                 299       301
            2006                 260       270       278       290
            2005                 212       224       234       248
            2004                 168       175       189       203
            2003                 131       138       142       161




                           Same-Store Sales

Company-owned Restaurants:

                       Q1        Q2        Q3        Q4        Year
                    --------- --------- --------- --------- ----------
       2007           8.7%      8.1%
       2006           7.7%      8.2%      11.8%     13.2%     10.4%
       2005           6.1%      2.7%      1.8%      2.5%       3.2%
       2004           11.1%     10.6%     9.9%      7.6%       9.7%
       2003          (1.4%)     2.7%      6.7%      8.5%       4.3%




Franchised Restaurants:

                       Q1        Q2        Q3        Q4        Year
                    --------- --------- --------- --------- ----------
        2007          3.3%      4.0%
        2006          6.7%      4.7%      6.4%      6.5%       6.1%
        2005          3.2%      1.8%      1.1%      2.6%       2.2%
        2004          12.0%     10.4%     5.7%      3.7%       7.6%
        2003         (0.4%)     2.3%      8.5%      10.7%      5.6%




BUFFALO WILD WINGS, INC. AND SUBSIDIARIES
Supplemental Information

                     Average Weekly Sales Volumes

Company-owned Restaurants:

                       Q1        Q2        Q3        Q4        Year
                    --------- --------- --------- --------- ----------
       2007         $ 39,254   36,655
       2006           35,857   33,660    35,380    38,800     36,033
       2005           33,195   30,531    31,361    33,953     32,304
       2004           32,289   30,248    30,983    33,038     31,663
       2003           28,782   27,132    28,281    31,171     28,886




Franchised Restaurants:

                       Q1        Q2        Q3        Q4        Year
                    --------- --------- --------- --------- ----------
       2007         $ 46,439   43,998
       2006           44,342   42,338    42,963    46,008     43,975
       2005           41,309   39,824    40,149    42,533     40,999
       2004           39,678   38,072    38,727    40,926     39,402
       2003           33,920   33,393    35,289    39,014     35,491




                     Average Wing Price Per Pound

                       Q1        Q2        Q3        Q4        Year
                    --------- --------- --------- --------- ----------
       2007         $  1.40     1.25
       2006            1.24     1.10      1.14      1.21       1.17
       2005            1.45     1.14      1.08      1.17       1.20
       2004            1.49     1.46      1.35      1.30       1.39
       2003            1.01     1.02      1.00      1.21       1.06

    CONTACT: Buffalo Wild Wings, Inc.
             Investor Relations Contact:
             Mary Twinem, 952-253-0731